                                                                      EXHIBIT 21

                        SUBSIDIARIES OF TIME WARNER INC.

  Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of Time Warner and TWE as of December 31, 1994. Certain subsidiaries which when considered in the aggregate would not constitute a significant subsidiary, are omitted from the list below. Indented subsidiaries are direct subsidiaries of the company under which they are indented.

                                                     PERCENTAGE  STATE OR OTHER
                                                      OWNED BY  JURISDICTION OF
                                                     IMMEDIATE  INCORPORATION OR
                        NAME                           PARENT     ORGANIZATION
                        ----                         ---------- ----------------
TIME WARNER INC. (Registrant):                                   Delaware
 Asiaweek Limited...................................     80      Hong Kong
 Sunset Publishing Corporation......................    100      Delaware
 Time International Inc. ...........................    100      Delaware
 Time Inc.(1).......................................    100      Delaware
  American Family Publishers (partnership)..........     50      New York
  Book-of-the-Month Club, Inc. .....................    100      New York
  Entertainment Weekly, Inc. .......................    100      Delaware
  Little, Brown and Company (Inc.)..................    100      Massachusetts
  TDS Ventures, Inc. ...............................    100      Delaware
  Time Distribution Services (partnership)..........     63      New York
  Time Customer Service, Inc. ......................    100      Delaware
  Time Publishing Ventures, Inc. ...................    100      Delaware
   Southern Progress Corporation(2).................    100      Delaware
  Time Inc. Ventures................................    100      Delaware
   Health Publications, Inc. .......................    100      Delaware
    Hippocrates Partners (partnership)..............     50      California
  TWC Ventures Inc. ................................    100      Delaware
  Time Life Inc. ...................................    100      Delaware
   Time-Life Customer Service, Inc. ................    100      Delaware
  Warner Books, Inc. ...............................    100      New York
  Warner Publisher Services Inc. ...................    100      New York
 Time TBS Holdings, Inc. ...........................    100      Delaware
 TW Service Holding I, L.P. (partnership)...........    (3)      Delaware
 TW Service Holding II, L.P. (partnership)..........    (3)      Delaware
  TW Programming Co. (partnership)..................    (4)      New York
  TW Transmission Co. (partnership).................    (4)      New York
  TW Cable Service Co. (partnership)................    (4)      New York
  E/Court Holdings Co. (partnership)................    (4)      New York
  TW/BET Holding Co. (partnership)..................    (4)      New York
  TW/Three D Holding Co. (partnership)..............    (4)      New York
  TWQ II Co. (partnership)..........................    (4)      New York
  TWQ I Co., L.P. (partnership).....................    (5)      Delaware
 WCI Record Club Inc. ..............................    100(6)   Delaware
  The Columbia House Company (partnership)..........     50      New York
 Warner Communications Inc. ........................    100      Delaware
  Time Warner Interactive Inc. .....................    100      Delaware
  Atari Games Corporation...........................    100      California
  DC Comics (partnership)...........................     50(7)   New York
  Warner Bros. Music International Inc. ............    100      Delaware
  Warner-Tamerlane Publishing Corp. ................    100      California

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
                                                    PERCENTAGE   STATE OR OTHER
                                                     OWNED BY   JURISDICTION OF
                                                    IMMEDIATE   INCORPORATION OR
                       NAME                           PARENT      ORGANIZATION
                       ----                         ----------  ----------------
  WB Music Corp. ..................................    100        California
  W Cinemas Holding Inc. ..........................    100        Delaware
   W Cinemas Inc. .................................    100        Delaware
   Alpha Theatres Inc. ............................    100        Delaware
  NPP Music Corp. .................................    100        Delaware
  Warner/Chappell Music, Inc. .....................    100        Delaware
   New Chappell Inc.(8)............................    100        Delaware
   Super Hype Publishing, Inc. ....................    100        New York
   Cotillion Music, Inc. ..........................    100        Delaware
   Walden Music, Inc. .............................    100        New York
   Summy-Birchard, Inc. ...........................    100        Wyoming
   Warner Bros. Publications Inc. .................    100        New York
   CPP/Belwin, Inc. ...............................    100        Delaware
  Lorimar Motion Picture Management, Inc. .........    100        California
  E.C. Publications, Inc. .........................    100        New York
  WCI/Am Law Inc. .................................    100        Delaware
   American Lawyer Media, L.P. ....................     83.25     Delaware
  Warner Music Group Inc. .........................    100        Delaware
  Warner Bros. Records Inc. .......................    100        Delaware
   Atlantic Recording Corporation..................    100        Delaware
   Warner-Elektra-Atlantic Corporation.............    100        New York
  WEA International Inc.(9)........................    100        Delaware
   Warner Music Canada Ltd. .......................    100        Canada
    The Columbia House Company (Canada) (partner-
     ship).........................................     50        Canada
  Warner Special Products Inc. ....................    100        Delaware
   Warner Custom Music Corp. ......................    100        California
  WEA Manufacturing Inc. ..........................    100        Delaware
   Allied Record Company...........................    100        California
  Time Warner Limited..............................    100        U.K.
   Warner Music International Services Ltd. .......    100        U.K.
    Time Warner UK Limited.........................    100        U.K.
    Warner Chappell Music Group (UK) Ltd. .........    100        U.K.
     Warner Chappell Music Limited.................    100        U.K.
      Magnet Music Ltd. ...........................    100        U.K.
    Warner Music (U.K.) Limited....................    100        U.K.
  Ivy Hill Corporation.............................    100        Delaware
  Warner Cable Communications Inc.(10).............    100        Delaware
  TWI Ventures Ltd. ...............................    100        Delaware
 American Television and Communications Corpora-
  tion.............................................    100(11)    Delaware
  American Communications Corporation..............    100        Indiana
  American Digital Communications, Inc. ...........    100        Delaware
  ATC Cablevision of San Marino, Inc. .............    100        California
  ATC Cablevision of South Pasadena, Inc. .........    100        California
  ATC Holdings II, Inc. ...........................    100        Delaware
   ARP 113, Inc. ..................................    100        Delaware
   Paragon Communications (partnership)............     50(12)    Colorado
  ATC/PPV, Inc. ...................................    100        Delaware
  Carolina Network Corporation.....................    100        Delaware
  Philadelphia Community Antenna Television Compa-
   ny..............................................    100        Pennsylvania

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
                                                    PERCENTAGE   STATE OR OTHER
                                                     OWNED BY   JURISDICTION OF
                                                    IMMEDIATE   INCORPORATION OR
                       NAME                           PARENT      ORGANIZATION
                       ----                         ----------  ----------------
   Lower Bucks Cablevision, Inc. ..................    100       Pennsylvania
   Tri-County Cable Television Company.............    100       New Jersey
  Public Cable Company.............................    100       Maine
   Public Cable Company (partnership)..............     77       Maine
 Time Warner Operations Inc. ......................    100(13)   Delaware
   HBO Film Management, Inc. ......................    100       Delaware
   Kremlin Productions, Inc. ......................    100       Delaware
   Simba Productions, Inc. ........................    100       Delaware
   WAC Productions, Inc. ..........................    100       Delaware
   Running Mates, Inc. ............................    100       Delaware

SUBSIDIARIES OF TIME WARNER ENTERTAINMENT COMPANY, L.P.

                                                    PERCENTAGE   STATE OR OTHER
                                                     OWNED BY   JURISDICTION OF
                                                    IMMEDIATE   INCORPORATION OR
                       NAME                           PARENT      ORGANIZATION
                       ----                         ----------  ----------------
Century Venture Corporation........................     50       Delaware
CV of Viera Joint Venture (partnership)............     50       Florida
Erie Telecommunications, Inc. .....................     54.19    Pennsylvania
Kansas City Cable Partners.........................     50       Colorado
Time Warner Cable New Zealand Holdings Ltd. .......    100(14)   New Zealand
Queens Inner Unity Cable System....................     50       New York
Comedy Partners, L.P. (partnership)................     50       New York
Warner Cable of New Jersey Inc. ...................    100       Delaware
Warner Cable of Vermont Inc. ......................    100       Delaware
HBO Direct, Inc. ..................................    100       Delaware
 HBO Turkey Holdings I Inc. .......................    100       Delaware
 HBO Turkey Holdings II Inc. ......................    100       Delaware
 TW Buffer Inc. ...................................    100       Delaware
  Warner Bros. (F.E.) Inc. ........................    100       Delaware
  Warner Bros. (Japan) Inc. .......................    100       Delaware
  Warner Bros. (South) Inc. .......................    100       Delaware
  Warner Bros. (Transatlantic) Inc. ...............    100       Delaware
   Bethel Productions Inc. ........................    100       Delaware
  Warner Films Consolidated Inc. ..................    100       Delaware
   Exeter Distributing Inc. .......................    100       Delaware
   Riverside Avenue Distributing Inc. .............    100       Delaware
HBO Asia Holdings, L.P. (partnership)..............     99       Delaware
 HBO Pacific Partners, C.V. .......................     83.33    Neth. Antiles
  Home Box Office (Singapore) Pty. Ltd. ...........    100       Singapore
Turner/HBO Ltd. Purpose Joint Venture (partner-
 ship).............................................     50       New York
Acapulco 37 S.A. de C.V. ..........................    100       Mexico
Warner Bros. Gesellschaft mbH......................    100       Austria
Time Warner Entertainment Limited..................    100       U.K.
 The Bountiful Company Limited.....................     50       U.K.
 Warner Bros. Studio Stores Ltd. ..................    100       U.K.
 Warner Bros. Consumer Products (UK) Ltd. .........    100       U.K.
 TWE Finance Limited...............................    100       U.K.

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
                                                    PERCENTAGE   STATE OR OTHER
                                                     OWNED BY   JURISDICTION OF
                                                    IMMEDIATE   INCORPORATION OR
                       NAME                           PARENT      ORGANIZATION
                       ----                         ----------  ----------------
   Warner Bros. Theatres Ltd. .....................    100       U.K.
   Warner Bros. Distributors Ltd. .................    100       U.K.
    Lorimar Telepictures International Ltd. .......    100       U.K.
     Warner Bros. International Television
      Distribution Italia S.p.A. ..................    100       Italy
     Torremodo Ltd. ...............................    100       U.K.
     Victory Film Production, Ltd. ................    100       U.K.
   Warner Bros. Theatres (U.K.) Limited............    100       U.K.
    Warner Bros. Investments (Pilsworth) Ltd. .....    100       U.K.
    Warner Bros. Theatres Advertising Agency Limit-
     ed............................................    100       U.K.
   Warner Bros. Productions Limited................    100       U.K.
   Warner Home Video (U.K.) Limited................    100       U.K.
 Metro Color Laboratories (U.K.) Ltd. .............    100       U.K.
   Kay Holdings Ltd. ..............................    100       U.K.
    Metrocolor (London) Limited....................    100       U.K.
 Geffen Pictures (partnership).....................     50       New York
 Lorimar Distribution International (Canada)
  Corp. ...........................................    100       Canada
 Lorimar Canada Inc. ..............................    100       Canada
 Productions et Editions Cinematographiques
  Francaises SARL (PECF)...........................    100       France
   Warner Home Video France S.A. ..................    100       France
 Time Warner Entertainment Australia Pty. Ltd. ....    100       Australia
   Lorimar Telepictures Pty. Limited...............    100       Australia
   Warner Bros. (Australia) Pty. Ltd. .............    100       Australia
   Warner Holdings Australia Pty. Limited..........    100       Australia
    Warner Bros. Properties (Australia) Pty. Ltd. .    100       Australia
    Warner Bros. Theatres (Australia) Pty. Limited.    100       Australia
    Warner World Australia Pty. Limited............    100       Australia
     Movie World Enterprises Partnership (partner-
      ship)........................................     50       Australia
   Warner Home Video Pty. Limited..................    100       Australia
    Warner Bros. Video Pty. Ltd. ..................    100       Australia
   Warner Sea World Aviation Pty. Ltd. ............    100       Australia
    Sea World Aviation Partnership (partnership)...     50       Australia
   Warner Sea World Investments Pty. Limited.......    100       Australia
    Sari Lodge Pty. Limited........................     50       Australia
     Sea World Management Pty. Ltd.................    100       Australia
   Warner Sea World Operations Pty. Ltd............    100       Australia
    Sea World Enterprises Partnership (partner-
     ship).........................................     50       Australia
   Warner Sea World Units Pty. Ltd.................    100       Australia
 Time Warner Germany Holding GmbH..................    100(15)   Germany
   Time Warner Entertainment Germany GmbH..........    100       Germany
    Time Warner Entertainment Germany GmbH and Co.
     OHG...........................................    100(16)   Germany
     Warner Bros. Movie World GmbH & Co. KG........     60       Germany
    Warner Bros. Deutschland Pay TV GmbH...........    100       Germany
    Warner Home Video GmbH.........................    100       Germany
     Warner Home Video Spol SRO....................    100       Czech Republic
    GWHS Grundstrucks Verwaltungs GmbH.............    100       Germany
    Warner Bros. Film GmbH ........................    100       Germany
     Warner Bros. Film GmbH Kinobetriebe...........    100       Germany
     Warner Bros. Film GmbH Multiplex Cinemas
      Mulheim......................................    100       Germany

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
                                                    PERCENTAGE  STATE OR OTHER
                                                     OWNED BY  JURISDICTION OF
                                                    IMMEDIATE  INCORPORATION OR
                       NAME                           PARENT     ORGANIZATION
                       ----                         ---------- ----------------
 Time Warner Merchandising Canada Inc. ............    100       Canada
 Warner Bros. Canada Inc. .........................    100       Canada
 Warner Bros. Distributing (Canada) Limited........    100       Canada
 Warner Home Video (Canada) Ltd....................    100       Canada
 Warner Bros. (Africa) (Pty) Ltd...................    100       So. Africa
 Warner Bros. Belgium SA/NV........................    100       Belgium
 Warner Bros. (D) A/S..............................    100       Denmark
   Warner & Metronome Films A/S....................     50       Denmark
   Warner Bros. Theatres Denmark A/S...............    100       Denmark
    Scala Biografome I/S (partnership).............     50       Denmark
    Dagmar Teatret I/S (partnership)...............     50       Denmark
 Warner Bros. Film Ve Video Sanayi Ve Ticaret
  A.S. ............................................    100       Turkey
 Warner Bros. Finland OY...........................    100       Finland
 Warner Bros. (Holland) B.V........................    100       Netherlands
   Warner Home Video (Nederland) B.V...............    100       Netherlands
   Warner Bros. Theatres (Holland) B.V.............    100       Netherlands
 Warner Bros. Holdings Sweden AB...................    100       Sweden
   Warner Bros. (Sweden) AB........................    100       Sweden
   Warner Home Video (Sweden) AB...................    100       Sweden
 Warner Bros. Italia S.p.A. .......................    100       Italy
   Cinema Data Service S.r.L. .....................    100       Italy
   Warner Entertainment Italia S.r.L...............    100       Italy
 Warner Bros. (Korea) Inc..........................    100       Korea
 Warner Bros. (Mexico) S.A.........................    100       Mexico
 Warner Bros. (N.Z.) Limited.......................    100       New Zealand
   Warner Home Video (N.Z.) Limited................    100       New Zealand
 Warner Bros. Norway A/S...........................    100       Norway
 Warner Bros. Singapore Pte. Ltd. .................    100       Singapore
 Warner Home Video (Ireland) Ltd. .................    100       Ireland
 Warner Home Video Portugal Lda....................    100       Portugal
 Warner-Lusomundo Sociedade Iberica de Cinemas
  Lda. ............................................     50       Portugal
 Warner Home Video Espanola S.A....................    100       Spain
   Warner Bros. Consumer Products S.A..............    100       Spain
 Warner Mycal Corporation..........................     50       Japan
 Kabelkom Management Co. (partnership) (17)........     50       Delaware
 Kabelkom Holding Co. (partnership) (17)...........     50       Delaware
 Quincy Jones Entertainment Company L.P. (partner-
  ship)............................................     50       Delaware
 Six Flags Entertainment Corporation...............    100       Delaware
  SF Holdings Inc. ................................    100       Delaware
   Six Flags Theme Parks Inc. .....................    100       Delaware
 DC Comics (partnership)...........................     50(7)    New York

--------
 (1) The names of five subsidiaries of Time Inc. carrying on the magazine publishing business are omitted.
 (2) The names of nine subsidiaries of Southern Progress Corporation carrying on the magazine or book publishing business are omitted.
 (3) The General Partners of TWE own 87.5%, Toshiba America Entertainment, Inc. owns 6.25% and Itochu Entertainment Inc. owns 6.25%.
 (4) TW Service Holding I, L.P. owns 99% and TW Service Holding II, L.P. owns
     1%.

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

 (5) American Television and Communications Corporation, Warner Cable Communications Inc. and Warner Communications Inc. are the General Partners and TW Service Holding I, L.P. and TW Service Holding II, L.P. are the Limited Partners.
 (6) Time Warner Inc. owns 80% and Warner Communications Inc. owns 20%.
 (7) Warner Communications Inc. owns 50% and TWE owns 50%.
 (8) The names of 16 subsidiaries of New Chappell Inc. carrying on substantially the same music publishing operations in foreign countries are omitted.
 (9) The names of 34 subsidiaries of WEA International Inc. carrying on substantially the same record, tape and video cassette distribution operations in foreign countries are omitted.
(10) The names of six subsidiaries of Warner Cable Communications Inc. carrying on the cable television business are omitted.
(11) Time Warner Inc. owns 86.34%, Warner Communications Inc. owns 7.8% and Time TBS Holdings, Inc. owns 5.86%.
(12) American Television and Communications Corporation owns 50% of Paragon Communications through two indirectly owned subsidiaries--31.09% through ATC Holdings II, Inc. and 18.91% through ARP 113, Inc.
(13) Time Warner Inc. owns 87.21% and Warner Communications Inc. owns 12.79%.
(14) TWE owns 99% and Time Warner Inc. owns 1%.
(15) TWE owns 99% and HBO Direct, Inc. owns 1%.
(16) Time Warner Entertainment Germany GmbH owns 85% and Time Warner Germany Holding GmbH owns 15%.
(17) The names of 13 subsidiaries of Kabelkom Management Co. and Kabelkom Holding Co. carrying on substantially the same cable television operations in Hungary are omitted.

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